EXHIBIT 99.1

[Cover Page:]

[Exelon logo]
Exelon Nuclear
Nuclear Vision: To be the premier nuclear operator worldwide

Industry benchmark for operational excellence
o    Best practices identified, implemented and transferred fleetwide
o    Event-free operations
o    World-class processes designed and implemented
High-quality and reliable generation
o    Impeccable material and equipment condition
o    Best operating practices
o    World-class refueling outages
Talent and experience at all levels of the organization
o    Capable management team
o    Well-trained and engaged employees
Cost competitive-target 2(cent)/kWh all-in cost by 2003
o    Capture synergies and economies of scale

[Includes a map of the eastern U.S. which pinpoints the location of Exelon's nuclear plants.]

2002 Exelon Nuclear Fleet*

                 #    Plant   NSSS      Net Annual
               Units  Type   Vendor  Mean Rating (MW)   Start Date   License Expires                     Ownership
Braidwood        2     PWR      W       1,214/1,158        1988         2026/2027                          100%
Byron            2     PWR      W       1,207/1,184     1985/1987       2024/2026                          100%
Clinton          1     BWR     GE           933            1987            2026                  50% Exelon (100% AmerGen)
Dresden          2     BWR     GE         864/795       1970/1971       2009/2011                          100%
LaSalle          2     BWR     GE       1,147/1,151        1984         2022/2023                          100%
Limerick         2     BWR     GE       1,156 each      1986/1990       2024/2029                          100%
Oyster Creek     1     BWR     GE           630            1969            2009                  50% Exelon (100% AmerGen)
Peach Bottom     2     BWR     GE       1,110/1,114        1974         2013/2014               50% Exelon, 50% PSEG Power
Quad Cities      2     BWR     GE         775/787          1973            2012        75% Exelon, 25% Mid-American Energy Holdings
TMI-1            1     PWR     B&W          835            1974            2014                  50% Exelon (100% AmerGen)
Total           17                        17,216                                                      14,515 MW owned
                                      (AmerGen 2,398)

* Exelon also owns a 42.59% interest in Salem Units 1 and 2. Salems operating statistics are not included in this publication.

Fleet Strategy
Effective management of a fleet this size requires a fleet management strategy and system

Exelon Nuclear Management Model
o    Standardization of processes and programs
o    Drive synergies and leverage core competencies

Corporate oversight, governance and support model

Aggressive performance standards and expectations
o    Operational execution excellence

Assessment, development and effective use of a deep management bench
o    Strong, experienced management team

Spring 2002

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[Page 2:]
Nuclear Business Strategy
Be the Premier Nuclear Operator Worldwide

To achieve this vision, we plan to:
o    Improve fleet efficiency
o    Increase fleet output
o    Sustain fleet operational excellence

Improve Fleet Efficiency

[Includes a bar graph entitled "Production Cost" which displays the planned production cost for years 2000 through 2004, compares actual costs for years 2000 & 2001, and compares those costs to industry median and top quartile costs. Production cost ($/MWh) is on the vertical axis, years and refueling outages by year are on the horizontal axis, and the graph represents the following data:]

Production Cost
                                                    2000      2001       2002      2003       2004
plan ($/MWh)                                       15.96     13.85       14.2      13.8       13.9
actual ($/MWh)                                     14.65     12.78
industry median ($/MWh)                             16.2      16.2       16.2      16.2       16.2
top quartile ($/MWh)                                14.4      14.4       14.4      14.4       14.4

Planned refueling outages (#)                         11         6         11         8         10

[Next to the graph appears the following text:]

The fleet has competitive operating costs
   o Fleet aggregate average production cost is in industry top quartile Fleet has captured merger synergies
   o Staffing reductions
   o Supply savings

[Includes a waterfall chart entitled "All-in Costs at 95% Capacity Factor" which displays the cents/kWh cost of generating electricity and shows the 2001 actual costs and the expected changes in cost components which lead to electricity cost targets for 2002 and 2003:

o        2001 actual all-in cost = 2.04 cents/kWh
o        5 additional refueling outages in 2002 will add .06 cents/kWh
o        2002 all-in cost goal = 2.10 cents/kWh
o        Increased pensions and benefits will add .02 cents/kWh to all-in cost
o        Increased fuel costs will add .02 cents/kWh to all-in cost
o        3 fewer outages will save .03 cents/kWh
o        Additional output will lower all-in cost by .05 cents/kWh
o        Lower operating and maintenance costs will save .06 cents/kWh
o        2003 all-in cost goal = 2.00 cents/kWh

The following text appears next to the graph:]

Target-2(cent)/kWh all-in cost by 2003
   o Competitive with any other power supply; always dispatch
Manage O&M costs
   o Achieve staffing reduction targets
    - Benchmark to best sites
    - Support single-site competitiveness
   o Site-by-site cost comparison
   o Synergies/efficiencies
Manage fuel costs
   o Changing supply market
Manage non-production costs
   o Taxes, pensions and benefits
   o Corporate overheads
Manage capital costs

[Page 3:]

Increase Fleet Output

[Includes a bar graph entitled "Capacity Factor" which displays projected average fleet capacity factors (in %) from 2000 through 2004 and compares to 2000 and 2001 actual and industry top quartile capacity factors.]

Capacity factor
                                      2000         2001        2002        2003      2004
plan                                  90.6           92          91          93        93
actual                                93.8         94.4
top quartile                          92.5         92.5        92.5        92.5      92.5

[The following text appears next to the graph:]

Increase fleet capacity factor
o    Continue to reduce average refueling duration
o    Reduce forced outage rate
o    Implement best-in-class operating practices fleetwide

[Includes a bar graph entitled "Net Generation" which displays planned fleet generation in million mWh for 2000 through 2004 and compares to actual generation in 2000 & 2001.]

Net Generation
                                  2000        2001        2002        2003        2004
plan                             113.5       115.8         117         120         121
actual                             115         118


[Includes a waterfall chart entitled "MW Additions" which displays in MW the MW additions to the fleet achieved in 2000 and 2001 and the planned additions for 2002 through 2004, and which distinguishes between uprates and other additions.]

                                  Uprates      other additions
achieved 2000                         114                   53
achieved 2001                         271                   20
planned 2002-2004                     510                   52

[The following text appears next to the bar graph:]

Exelon Nuclear is adding capacity
o    Power uprates already achieved-385 MW
o    Other additions achieved-73 MW
o    Power uprates scheduled for 2002-2004 ~510 MW

o    Other potential additions ~52 MW

Equivalent of adding new 1,000 MW unit at cost well below that of new gas generation

[Page 4:]
Sustain Fleet Operational Excellence
Size brings benefit
o    Significant pool of expertise and experience
o    Nuclear industry strategic policy and program leadership
o    Economies of scale in purchasing, materials management and resource sharing
o    Career development opportunities

Management team experience in:
o    Turning around poor performers
o    Improving good performers
o    Sustaining excellent performance-cost and production

Transfer of expertise and best practices fleetwide

We are leveraging the scale and experience of the organization through a proven fleet management model

Able to keep plants running longer - safely and profitably

License Extension

                            License Expiration                Renewal Plans
Peach Bottom 2 and 3            2013, 2014         Application was submitted July 2001
Dresden 2 and 3                 2009, 2011             Application planned in 2003
Quad Cities 1 and 2                2012                Application planned in 2003
Oyster Creek                       2009                        Under review
TMI-1                              2014                        Under review



2001 Accomplishments

o    94.4% capacity factor-top quartile
o    Production cost reduced 12% from 2000
o    All-in cost under-run of $138 million
o    6 sites had their highest net generation ever
o    5 sites had their highest capacity factor ever
o    8 sites had their lowest production cost ever
o    7 sites had their best INPO index ever
o Limerick Generating Station in Pennsylvania set a U.S. record for the shortest boiling water reactor refueling at 16 days, 8 hours. The average duration of the fleet's six refuelings was 25 days. The industry average in 2001 was 38 days.
o Braidwood Unit 1 ran for 535 days of continuous operation, a record for the company's Midwest Regional operating group.

[Page 5:]
Fleet Performance History

[Includes a graph entitled "INPO Performance Index" which compares Exelon's score on the Institute of Nuclear Power Operations Performance Index to the U.S. industry median score.]

INPO Index
                                  1998        1999        2000        2001
Exelon                            82.3        85.7          94        95.6
U.S. Industry Median              89.4        92.5          94        94.9


[Includes a graph entitled "Capacity Factor" which compares Exelon's capacity to that of the industry top quartile.]

Capacity Factor
                      1999        2000        2001
Exelon                88.5        93.8        94.4
U.S. Top Quartile     92.5        92.5        92.5


[Includes a bar graph entitled "Average Refueling Outage Duration" which displays the average number of days of refueling outage for Exelon's fleet and compares to U.S. industry average.]

Average Refueling Outage Duration
                           1997    1998     1999       2000        2001
Exelon                       58      53       30         22          25
U.S. Industry                64      51       40         38          38


[Includes a bar graph entitled "Production Cost" which displays Exelon's production cost in $/mWh and compares to industry top quartile.]

Production Cost
                                   1999       2000        2001
Exelon                               16.20       14.66       12.78
Industry Top Quartile                14.40       14.40       14.40

[Page 6:]
Nuclear Generation Is a Sound Business
Nuclear Power in the U.S. Has Established a Strong Track Record
o    Long history of safe, improved operations
o    Significantly improved economics
o    Recognition of environmental advantages
o    Predictable, constructive nuclear regulatory environment
o    Clear process for life extension and license renewal
o    Fuel price stability

Nuclear Power Offers Low Costs and Fuel Price Stability

[Includes a bar graph entitled "U.S. Electricity Production Costs" which compares the cents/kWh cost of nuclear, coal, gas, and oil generation, according to the Nuclear Energy Institute.]

                    1994        1995        1996        1997        1998        1999        2000
nuclear             2.25         2.1        2.04        2.36        2.18        1.83        1.76
coal                2.16        2.05        1.94        2.17        2.12        2.07        1.79
gas                 3.32        2.93        3.59        3.63        3.37        3.52        5.69
oil                 3.69        4.12         4.4        3.95        3.31        3.18        5.28


[Includes a bar graph entitled "U.S. Fuel Cost Volatility" which compares $/mWh fuel cost for nuclear, fossil, and gas turbine generation from 1995 through 1999.]

                  1995     1996     1997    1998     1999
Nuclear            5.75     5.5      5.42    5.39     5.17
Fossil            16.07    16.51    16.8    15.94    15.62
Gas Turbines      20.83    30.58    24.94   23.02    28.72

Nuclear power as a substantial portion of a balanced supply portfolio is a competitive strength.

This publication contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon. Economic, business, competitive and/or regulatory factors affecting Exelon's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company's Registration Statement on Form S-4, Reg. No. 333-85496 and Exelon's and Exelon Generation Company's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations-Outlook" in Exelon's 2001 Annual Report. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document. Exelon does not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this publication.

A publication of the Exelon Investor Relations Department. Linda C. Byus, Vice President; Marybeth M. Flater, Manager; Isabel Fabre, Sr. Analyst; Ronald P. Torres, Sr. Analyst For more information, call 312-394-2345 or fax 312-394-4082.

[Exelon logo]

Exelon Corporation
10 S. Dearborn
P.O. Box 805379
Chicago, IL 60680-5379
Phone 312-394-7398
www.exeloncorp.com